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                                                                    EXHIBIT 10.5

[Wyle Laboratories Letterhead]


October 29, 1999


KRUG International Corp.
900 Circle 75 Parkway
Suite 1300
Atlanta, GA 30339

RE: STOCK PURCHASE AGREEMENT/EXCHANGE AGREEMENT

Gentlemen:

This letter concerns that certain Stock Purchase Agreement between Wyle Laboratories, Inc. and KRUG International Corp. ("KRUG"), dated September 24, 1999 (the "Purchase Agreement"), and that certain Exchange Agreement between LTS Holdings, Inc. and KRUG, dated September 24, 1999 (the "Exchange Agreement").

In accordance with our telephone conversation earlier today, this will confirm that the parties have agreed by mutual consent to extend the time for the Closing to occur, as provided under Section 3.1 of the Purchase Agreement, and as provided under Section 4.1 of the Exchange Agreement, until November 30, 1999.

Management of Wyle will keep KRUG representatives informed on a weekly basis of the status of and progress toward completing the financing and other transactions necessary to consummate the closing.

Except as specifically modified and amended, the other terms and conditions of the Purchase Agreement and the Exchange Agreement shall remain in full force and effect.

WYLE LABORATORIES, INC.                      KRUG INTERNATIONAL CORP.

By: /s/ C.D. Yiakas                        By: /s/ Robert M. Thornton, Jr.
    --------------------------                 ---------------------------
    C.D. Yiakas, President                     Robert M. Thornton, Jr.
                                               Chief Executive Officer


LTS HOLDINGS, INC.

By: /s/ C.D. Yiakas
    --------------------------
    C.D. Yiakas, President


     Wyle Laboratories, Inc. 128 Maryland Street, El Segundo, CA 90245-4100
                    Tel: (740) 322-1763 Fax: (310) 640-7662